Subsidiaries of American Skiing Company

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Name of        Jurisdicti  Transacting
Corporation    on of       Business
               Incorporat  Under
               ion         Following
                           Names
Sunday River   Maine       Sunday River
Skiway                     Skiway
Corporation                Corporation
Sunday River   Maine       Sunday River
Ltd.                       Ltd.
Perfect Turn,  Maine       Perfect Turn,
Inc.                       Inc.
LBO Holding,   Maine       LBO Holding,
Inc.                       Inc.
Sunday River   Maine       Sunday River
Transportatio              Transportatio
n, Inc.                    n, Inc.
Sugarbush      Vermont     Sugarbush
Resort                     Resort
Holdings,                  Holdings,
Inc.                       Inc.
Sugarbush      Vermont     Sugarbush
Leasing                    Leasing
Company                    Company
Sugarbush      Vermont     Sugarbush
Restaurants,               Restaurants,
Inc.                       Inc.
Cranmore,      Maine       Cranmore,
Inc.                       Inc.
Mountain       Vermont     Mountain
Wastewater                 Wastewater
Treatment,                 Treatment,
Inc.                       Inc.
LBO Hotel Co.  Maine       LBO Hotel Co.
S-K-I Limited  Delaware    S-K-I Limited
Killington     Vermont     Killington
Ltd.                       Ltd.
Mount Snow     Vermont     Mount Snow
Ltd.                       Ltd.
Waterville     New         Waterville
Valley Ski     Hampshire   Valley Ski
Area, Ltd.                 Area, Ltd.
Sugarloaf      \Maine      Sugarloaf
Mountain                   Mountain
Corporation                Corporation
Killington     Vermont     Killington
Restaurants,               Restaurants,
Inc.                       Inc.
Dover          Vermont     Dover
Restaurants,               Restaurants,
Inc.                       Inc.
Resort         Vermont     Resort
Technologies,              Technologies,
Inc.                       Inc.
Resort         Vermont     Resort
Software                   Software
Services,                  Services,
Inc.                       Inc.
Mountainside   Maine       Mountainside
Sugartech      Maine       Sugartech
Deerfield      Vermont     Deerfield
Operating                  Operating
Company                    Company
Pico Ski Area  Vermont     Pico Ski Area
Management                 Management
Company                    Company
Killington,    Vermont     Killington,
Ltd.                       Ltd.
SKI Insurance  Vermont     SKI Insurance
Co.                        Co.
LBO            Maine       LBO
Development                Development
Co.                        Co.
Club           Vermont     Club
Sugarbush                  Sugarbush
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